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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No.33-62203 on Form N-4, of our report dated April 1, 1995 accompanying the financial statements and financial statement schedule of Glenbrook Life and Annuity Company contained in the Prospectus which is part of such registration statement, and to the reference to us under the heading "Experts" in such Prospectus.




/s/ Deloitte & Touche LLP


Chicago, Illinois
November 17, 1995